Exhibit 10.16

EXECUTION VERSION

CUSTODIAN AGREEMENT

Among

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2,

as Issuer,

WELLS FARGO BANK, N.A.,

as Issuer Loan Trustee, Custodian, Back-up Servicer and Indenture Trustee,

ONEMAIN FINANCIAL, INC.,

as Servicer

and

ONEMAIN FINANCIAL FUNDING II, LLC,

as Depositor

Dated as of July 30, 2014

THIS CUSTODIAN AGREEMENT, dated as of July 30, 2014 (this “Agreement”), is made with respect to the issuance of Notes by OneMain Financial Issuance Trust 2014-2, a Delaware statutory trust (the “Issuer”), and is among the Issuer, Wells Fargo Bank, N.A., a national banking association, as Issuer Loan Trustee for the benefit of the Issuer (in such capacity the “Issuer Loan Trustee”), as custodian (in such capacity, the “Custodian”), as back-up servicer (in such capacity, the “Back-up Servicer”), as indenture trustee (in such capacity, the “Indenture Trustee”), OneMain Financial, Inc., a Delaware corporation, as servicer (in such capacity, the “Servicer”) and OneMain Financial Funding II, LLC, a Delaware limited liability company, as depositor (the “Depositor”).

W I T N E S S E T H:

WHEREAS, certain seller parties thereto (the “Sellers”), the Depositor and Wells Fargo Bank, N.A., not in its individual capacity but solely as depositor loan trustee for the benefit of the Depositor (in such capacity, the “Depositor Loan Trustee”), have entered into a Loan Purchase Agreement, dated as of July 30, 2014 (the “Purchase Agreement”), pursuant to which the Sellers have sold, transferred and assigned to the Depositor and the Depositor Loan Trustee for the benefit of the Depositor all of each Seller’s right, title and interest in and to the Purchased Assets (as defined in the Purchase Agreement);

WHEREAS, the Issuer, the Issuer Loan Trustee, the Subservicers, the Servicer, the Depositor, the Depositor Loan Trustee and the Indenture Trustee have entered into a Sale and Servicing Agreement, dated as of July 30, 2014 (the “Sale and Servicing Agreement”), pursuant to which the Depositor and the Depositor Loan Trustee for the benefit of the Depositor have each have sold, transferred and assigned to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer all of their respective right, title and interest in and to the Sold Assets (as defined in the Sale and Servicing Agreement);

WHEREAS, the Depositor, the Depositor Loan Trustee, the Servicer, the Back-up Servicer and the Indenture Trustee have entered into a Back-up Servicing Agreement, dated as of July 30, 2014, appointing the Back-up Servicer;

WHEREAS, the Indenture Trustee and the Issuer wish to appoint the Custodian to hold the Loan Notes (as defined below) relating to the personal loans (each, a “Loan” and, collectively, the “Loans”) transferred to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer on the date hereof (the “Closing Date”) pursuant to the Sale and Servicing Agreement (the “Initial Loans”), and hold Additional Loans delivered to the Custodian from time to time thereafter, as the custodian on behalf of the Issuer, the Issuer Loan Trustee on behalf of the Issuer and the Indenture Trustee;

WHEREAS, the Servicer and affiliates of the Servicer will deposit Loan Notes with the Issuer and the Issuer Loan Trustee on behalf of the Issuer on the Closing Date and from time to time thereafter, and the Issuer, the Issuer Loan Trustee, the Servicer, the Depositor, the Back-up Servicer and the Indenture Trustee wish to engage the Custodian to maintain custody of the deposited Loan Notes under the terms of this Agreement;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Appointment of Custodian; Acknowledgment of Receipt.

(a) Subject to the terms and conditions hereof, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer and the Indenture Trustee hereby revocably appoint the Custodian, but shall not be responsible for the acts or omissions of the Custodian, and the Custodian hereby accepts such appointment, as custodian and bailee on behalf of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, and the Indenture Trustee, to maintain exclusive custody of the Loan Notes relating to the Loans and related assets from time to time owned by the Issuer and the Issuer Loan Trustee for the benefit of the Issuer and pledged to the Indenture Trustee; provided, however, if the Servicer implements its own imaging system for Loan Notes, the Servicer shall provide (1) written notice to the Custodian that the Servicer will maintain custody of the Loan Notes representing Additional Loans that are transferred to the Issuer as of or after such date (and any Loan Notes released to the Servicer pursuant to Section 3(c) as of or after such date) and (2) an Officer’s Certificate to the Indenture Trustee as provided for in Section 3.11(d) of the Sale and Servicing Agreement. Except as specifically set forth in Section 3(c) herein, if the Servicer elects to exercise its option to maintain custody of the Loan Notes representing such Additional Loans, the Custodian will continue to maintain exclusive custody of the Loan Notes previously delivered to it. Notwithstanding the previous sentence, the Custodian will not have any responsibility for any Additional Loans that the Servicer holds after the Servicer exercises its right to maintain custody of the Loan Notes representing such Additional Loans. In performing its duties hereunder, the Custodian agrees to act with reasonable care, using the degree of skill and attention that a commercial bank acting in the capacity of a custodian would exercise with respect to files relating to comparable consumer loans or other similar loan products that it holds for itself or other third parties. The Custodian shall, during the term of this Agreement, provide the services enumerated in this Agreement and in Appendix I hereto (the “Statement of Work”). For purposes of this Agreement, “Loan Note” shall mean, with respect to any Loan, the original physical note for such Loan, including any written allonges, amendments or extensions thereto. For the avoidance of doubt, the Custodian will only be in possession of physical Loan Notes in respect of the Loans, and not electronically authenticated records of the notes or the authoritative copies of the notes.

(b) By the Closing Date, the Servicer shall deliver, or shall cause to be delivered, to the Custodian for safekeeping no less than 60% of the aggregate then outstanding principal amount of all the original physical Loan Notes representing the Initial Loans (including Loan Notes required for over-collateralization as required pursuant to the Sale and Servicing Agreement and the Indenture). As evidence of its acknowledgment of receipt of such Loan Notes, the Custodian shall execute and deliver, on the Closing Date, a custodian’s acknowledgment in substantially the form attached hereto as Exhibit A-1 (the “Initial Custodian’s Acknowledgment”), which shall indicate which Loan Notes with respect to the Initial Loans that the Custodian has received and reviewed as of the date of such Initial Custodian’s Acknowledgment, which such Loan Notes that it has not received or reviewed and which such Loan Notes that it has cited exceptions to the certification criteria provided in Section 2 of the Statement of Work.

(c) The Servicer shall deliver, or shall cause to be delivered, to the Custodian for safekeeping an aggregate Loan Principal Balance of original physical Loan Notes in the Loan Pool equal to at least 100% of the aggregate Loan Principal Balance of the Statistical Pool Loans as of the Initial Cut-Off Date within thirty (30) days after the Closing Date (the “Post-Closing Delivery Date”). As evidence of its acknowledgment of receipt of such Loan Notes, the Custodian shall execute and deliver, on or before the Business Day immediately following the Post-Closing Delivery Date, a custodian’s acknowledgment in substantially the form attached hereto as Exhibit A-1 (a “Post-Closing Custodian’s Acknowledgment”), which shall indicate which Loan Notes with respect to the Initial Loans and the Additional Loans that the Custodian has received and reviewed since the Closing Date, which such Loan Notes that it has not received and reviewed and which such Loan Notes that it has cited exceptions to the certification criteria provided in Section 2 of the Statement of Work.

(d) With respect to the delivery of Loan Notes representing Additional Loans to the Custodian from time to time following the Closing Date prior to the Servicer’s election to exercise its option to maintain custody of the Loan Notes representing Additional Loans as part of implementing its own imaging system, the Servicer shall deliver, or shall cause to be delivered, each Loan Note within thirty (30) days of the date on which the related Loan was transferred to the Issuer pursuant to the Transaction Documents. In connection with the delivery of such Loan Notes representing Additional Loans to the Custodian from time to time following the Closing Date, the Custodian shall execute and deliver, on or before the third (3rd) Business Day following receipt of such Loan Notes and the related Loan Schedule, a custodian’s acknowledgment in substantially the form attached hereto as Exhibit A-2 (a “Subsequent Custodian’s Acknowledgment”), which shall indicate which Loan Notes that the Custodian has received and which Loan Notes that it has not received.

Section 2. Maintenance of Loan Notes at Office. The Custodian agrees to maintain the Loan Notes at its offices located at 1055 Tenth Ave. SE, Minneapolis, Minnesota 55414, or at such other office as shall from time to time be identified in writing prior to such change to the Indenture Trustee, the Servicer, the Issuer and the Issuer Loan Trustee, and the Custodian will hold the Loan Notes in such office on behalf of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, and the Indenture Trustee, clearly identified as being separate from any other instruments and files on its records, including other instruments and files held by the Custodian and in compliance with Section 3(a) hereof.

Section 3. Duties of Custodian.

(a) Safekeeping. The Custodian shall hold the Loan Notes on behalf of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, and the Indenture Trustee clearly identified as being separate from all other files or records that may be held by the Custodian for the benefit of others at the same location and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Loan Note as will enable the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, and the Indenture Trustee to comply with the terms and conditions of the Sale and Servicing Agreement and the Indenture, dated the

Closing Date (the “Indenture”), among the Issuer, the Issuer Loan Trustee, the Indenture Trustee, Wells Fargo Bank, N.A. in its capacity as account bank and the Servicer. Each Loan shall be identified on the books and records of the Custodian in a manner that (i) is consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar consumer finance products, (ii) indicates that the Loans are held by the Custodian on behalf of the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, and the Indenture Trustee, and reflects the Indenture Trustee’s security interest therein and (iii) is otherwise necessary, as reasonably determined by the Custodian, to comply with the terms of this Agreement. The Custodian shall carry out such policies and procedures in accordance with its customary actions with respect to the handling and custody of the Loan Notes so that the integrity and physical possession of the Loan Notes will be maintained, and shall, at its own expense, maintain at all times during the existence of this Agreement, and keep in full force and effect, banker’s blanket bond insurance (which shall include fidelity insurance and theft of documents insurance). All such insurance shall be in such amounts, with such standard coverages and subject to such deductibles as are customary for insurance typically maintained by banks which act as custodian in similar transactions. The Custodian shall promptly report to the Indenture Trustee, the Servicer and the Back-up Servicer (x) any failure on its part to hold the Loan Notes and maintain its accounts, records and computer systems as herein provided, which report shall be delivered to the Servicer no later than three (3) Business Days following actual knowledge of such occurrence, and (y) the incurrence by any party hereto of any costs, expenses, losses or damages as a result of the destruction or loss of any of the Loan Notes or any instrument or document comprising part of a Loan Note. Upon any such occurrence, the Custodian shall promptly take appropriate action to remedy such failure and provide notice of such remedy to the Servicer following completion of the related remedial action. Subject to Section 3(c) hereof, the Custodian shall at all times maintain the original Loan Notes in a fire resistant vault.

(b) Access to Records. The Custodian shall, subject to the Custodian’s security requirements applicable to its own employees having access to similar records held by the Custodian, which requirements shall be consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, and at such times as may be reasonably imposed by the Custodian, permit only the Servicer, the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Indenture Trustee or any of their duly authorized representatives, attorneys or auditors to inspect, at the requesting party’s expense, the Loan Notes and the related accounts, records and computer systems maintained by the Custodian pursuant hereto at such times as the Issuer, the Servicer, the Issuer Loan Trustee for the benefit of the Issuer or the Indenture Trustee may reasonably request.

(c) Release. Consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, the Custodian may release any Loan Note to or at the direction of the Servicer upon receipt from the Servicer, no later than 2:00 p.m. (central time) on any Monday (or, if such day is not a Business Day, the next succeeding Business Day), of a written request for release of documents in the form attached hereto as Exhibit B (a “Release Direction”). Upon receipt by the Custodian of a Release Direction, the Custodian shall release the applicable Loan Note to, or as directed by, the Servicer, to the location specified in the related Release Direction by no later than ten (10) calendar days following receipt of such Release Direction. Notwithstanding the foregoing, solely in respect of Loans originated in Montana or Minnesota, the Servicer may deliver a Release Direction relating to the related Loan Notes by no later than 2:00 p.m. (central time) on any Business Day and the Custodian shall send any such Loan Notes as directed in the Release Direction by no later than the next succeeding Business Day following receipt of such Release Direction. All Loan Notes so released to the Servicer shall be held in trust by the Servicer for the benefit of the Indenture Trustee and the Issuer unless the related Loan has been released from the lien of the Indenture.

(d) Administration; Reports. The Custodian shall provide the Servicer, with respect to the Loan Notes received, the reports described in the Statement of Work attached hereto as Appendix I.

Section 4. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Loan Notes upon its receipt of written instructions signed by an authorized representative of the Indenture Trustee or from the Servicer. Such instructions may be general or specific in terms. A copy of any such instructions shall be furnished by the Indenture Trustee or the Servicer to the Issuer and the Issuer Loan Trustee for the benefit of the Issuer promptly upon delivery of the same to the Custodian.

Section 5. Custodian Fee. For its services under this Agreement, the Custodian shall be entitled to fees with respect to the Loan Notes held by the Custodian as described on Exhibit C hereto, and reimbursement for its out-of-pocket expenses, which compensation and expenses will be invoiced by the Custodian to the Depositor no later than five (5) Business Days prior to each Payment Date for the immediately preceding Collection Period and which amounts, together with any other amounts owing, shall be paid by the Depositor.

Section 6. Indemnification by the Custodian.

(a) The Custodian agrees to indemnify the Depositor, the Servicer and the Issuer for any and all liabilities, obligations, losses, damage, payments, costs or expenses of any kind whatsoever (including, but not limited to, the reasonable fees and expenses of counsel, court costs and costs of investigation) that may be imposed upon, incurred by or asserted against the Depositor, the Servicer or the Issuer or any of their respective officers, directors, employees, agents, attorneys and successors and assigns as the result of any act or omission in any way relating to the maintenance and custody by the Custodian of the Loan Notes, that constitutes gross negligence, bad faith or willful misconduct on the part of the Custodian; provided, however, that the Custodian shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses due to the willful misconduct, bad faith or gross negligence of the Issuer or any of its respective officers, directors, employees or agents thereof. The provisions of this Section 6(a) shall survive the resignation or removal of the Custodian and the termination of this Agreement.

(b) The Depositor agrees to indemnify and hold harmless the Custodian against any and all claims, losses, liabilities, damages or expenses (including, but not limited to, reasonable attorneys’ fees, court costs and costs of investigation) arising out of or in connection with this Agreement that may be imposed upon, incurred by or asserted against the Custodian;

provided that this Section 6(b) shall not relieve the Custodian from liability for its willful misconduct, bad faith or gross negligence. The provisions of this Section 6(b) shall survive the resignation or removal of the Custodian and the termination of this Agreement.

Section 7. Limitation of Liability; Regarding the Custodian.

(a) Except as specifically set forth herein, in connection with the Custodian’s timely performance of its obligations and duties hereunder, the Custodian shall not be liable to any person for any loss, claim, damage, liability or expense resulting from or arising out of any act or failure to act by it, other than for any loss, claim, damage, liability or expense arising out of the Custodian’s willful misconduct, gross negligence or reckless disregard of its obligations hereunder. The obligations of the Custodian shall be determined solely by the express provision of this Agreement.

(b) Except as specifically set forth herein, the Custodian shall be under no duty or obligation to inspect, review or examine the Loans or Loan Notes to determine the contents thereof or whether such contents are genuine, enforceable or appropriate for the represented purpose or if they are other than what they purport to be on their face.

(c) The Servicer shall furnish a list to the Custodian of persons authorized to act on behalf of the Servicer for the purpose of transmitting instructions to the Custodian concerning the Loan Notes (and shall update such list from time to time when there are changes therein). An initial list is attached hereto as Exhibit D. The Custodian shall have no duty to confirm whether the information on Exhibit D is current. Unless and until written notice of any changes to the listing of authorized persons shall be delivered to the Custodian, the Custodian shall be entitled to assume that the most recent such information so provided is current. The Custodian may assume the genuineness of, and may rely on, any written notice or communication from any such person, without further verification, that the Custodian believes is from such authorized person, and shall be protected in doing so.

(d) The Custodian may consult with counsel with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by the Custodian in reliance, in good faith, and in accordance therewith.

(e) The Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection of any lien upon, or security interest in, any Loan or Loan Note purported to be granted at any time pursuant to the Indenture.

(f) Notwithstanding anything to the contrary herein, the Custodian shall not be liable for any delays in performance if such delay could not be prevented by the exercise of reasonable diligence by the Custodian and such delay was beyond its control, including, but not limited to, fire, flood, epidemic, unusually severe weather, strike, acts of the Issuer, acts of the Servicer, restriction by civil or military authority in their sovereign or contractual capacities, transportation failure, or inability to obtain labor. The Custodian agrees to promptly notify the Issuer, the Indenture Trustee and the Servicer of any event that will cause any such delay or failure to perform the Custodian’s obligations hereunder. In the event of any such delay, performance shall be extended for so long as such period of delay persists.

(g) The Custodian shall be under no responsibility or duty with respect to the disposition of any Loan or Loan Note while such Loan or Loan Note is not in its possession.

(h) In no event shall any of the parties hereto or their directors, affiliates, officers, agents, or employees be held liable for any punitive, special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder, regardless of the form of action or whether it has been advised of the likelihood of such damages.

(i) The Custodian may retain subcontractors to perform any of the services to be performed by it hereunder; provided, however, that any subcontractors will be expected to comply with the terms of this Agreement to the full extent required of the Custodian; provided further that the Custodian shall remain primarily responsible for, and liable to the other parties hereto in the event of, any breach in connection with any acts or omissions of any such subcontractor in performing the Custodian’s obligations pursuant to this Agreement. Upon request by the Servicer, the Custodian agrees to deliver a list of all subcontractors retained by the Custodian with respect to the custody of the Loan Notes pursuant to this Agreement, within five (5) Business Days following receipt of such request.

(j) The Custodian shall have no implied duties, fiduciary or otherwise, beyond the express duties set forth herein. If the Custodian shall request instructions from the Servicer or Indenture Trustee (acting at the direction of the Required Noteholders) with respect to any act, action or failure to act in connection with this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Servicer or Indenture Trustee (acting at the direction of the Required Noteholders) without incurring any liability therefor to the Servicer, the Indenture Trustee, the Noteholders or any other Person.

(k) The Custodian shall not be required to expend or risk its own funds or otherwise to incur financial liability (other than expenses or liabilities that are expressly provided to be the responsibility of the Custodian under the terms of this Agreement) in the performance of its duties hereunder if there shall be reasonable grounds for the Custodian to believe that repayment of such funds, or adequate indemnity for such financial liability, is not reasonably assured to it.

(l) In the event that any Loan Note shall be attached, garnished or levied upon by any court order, or that the delivery thereof shall be stayed or enjoined by an order of a court, or that any order, judgment or decree shall be made or entered by any court order affecting the property deposited or held under this Agreement, the Custodian (i) shall provide prompt written notice of any such occurrence to the other parties to this Agreement, and (ii) is hereby authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, and in the event that the Custodian obeys or complies with any such writ, order or decree, it shall not be liable to the Issuer, the Issuer Loan Trustee for the benefit of the Issuer, the Indenture Trustee, the Noteholders or any other Person by reason of such compliance notwithstanding that such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

(m) In the absence of bad faith or willful misconduct on the part of Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian, reasonably believed by the Custodian to be genuine, and to have been signed or presented by the proper party or parties.

Section 8. Representations and Warranties of the Custodian. By its execution and delivery of this Agreement, the Custodian makes the following representations and warranties:

(a) Organization and Good Standing. The Custodian has been duly organized and is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and has power, authority and legal right to enter into and perform its obligations under this Agreement;

(b) Due Qualification. The Custodian is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the performance of its obligations under this Agreement;

(c) Power and Authority. The Custodian has the power and authority to execute and deliver this Agreement and to carry out the terms hereof, and the execution, delivery and performance of this Agreement have been duly authorized by the Custodian by all necessary corporate action;

(d) Binding Obligation. This Agreement shall constitute the legal, valid and binding obligation of the Custodian, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor’s rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(e) No Violation. The execution and delivery of this Agreement, the consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms hereof, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Custodian, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Custodian is a party or by which it is bound, or result in the creation or imposition of any adverse claim upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Custodian of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Custodian or any of its properties;

(f) No Proceedings. There are no proceedings or investigations pending or, to the Custodian’s knowledge, threatened against the Custodian, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Custodian or its properties (1) asserting the invalidity of this Agreement, (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (3) seeking any determination or ruling that might materially and adversely affect the performance by the Custodian of its obligations under, or the validity or enforceability of, this Agreement;

(g) No Consents. The Custodian is not required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement; and

(h) Compliance with Law. The Custodian is in compliance in all material respects with the Requirements of Law and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (1) such Requirements of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (2) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a material adverse effect (“Adverse Effect”).

Section 9. Effective Period, Termination, and Amendment; Interpretive and Additional Provisions.

(a) This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided. This Agreement may be terminated by any party by giving written notice to the other parties, such termination to take effect no sooner than sixty (60) days after the date of such notice.

(b) This Agreement may be amended from time to time by the parties hereto by a written instrument signed by each of them, but without consent of any of the Noteholders, (i) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or (ii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interest of any of the Noteholders as evidenced by an Officer’s Certificate of the Issuer to such effect. Additionally, this Agreement may be amended from time to time by the parties hereto by a written instrument signed by each of them, but without the consent of any of the Noteholders; provided that (i) the Issuer shall have delivered to the Indenture Trustee an Officer’s Certificate, dated the date of any such amendment, stating that the Issuer reasonably believes that such amendment will not have an Adverse Effect and (ii) the Rating Agency Condition shall have been satisfied with respect to any such amendment.

(c) This Agreement may also be amended from time to time by the parties hereto with the consent of the Required Noteholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders.

(d) Upon any termination or amendment of this Agreement, the Indenture Trustee, in the case of amendments, and the party seeking termination, in the case of termination, shall give written notice to the Servicer, who shall deliver such notice to the Rating Agencies. As promptly as possible after receipt of notice of termination of this Agreement, the Custodian shall deliver the Loan Notes to the Indenture Trustee on behalf of the Noteholders and at the Servicer’s expense, at such place or places as the Indenture Trustee may designate, and the Servicer (or after the occurrence of a Servicer Default, the Indenture Trustee), or its agent, as the case may be, shall act as custodian for such Loan Notes on behalf of the Noteholders (in the case of the Indenture Trustee, until such time as a successor Custodian has been appointed). If, within seventy-two (72) hours after the termination of this Agreement, the Custodian has not delivered the Loan Notes in accordance with the preceding sentence, the Servicer (or the Indenture Trustee, as applicable) may enter the premises of the Custodian and remove the Loan Notes from such premises.

(e) In connection with the administration of this Agreement, the parties may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.

Section 10. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING IN THIS SECTION 10 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY OTHER PARTY HERETO OR ANY OF THEIR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE, AMONG ANY OF THEM ARISING OUT OF, CONNECTED WITH, RELATING TO AN INCIDENT TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS.

Section 11. Notices. All demands, notices and communications hereunder shall be in writing, electronically delivered or mailed, and shall be deemed to have been duly given upon receipt:

(a)	in the case of the Custodian, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Telephone: (612) 667-7181

Facsimile: (612) 667-3464

marianna.c.stershic@wellsfargo.com

(b)	in the case of the Servicer, to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Oona Robinson

Telephone: (410) 332-7723

oona.robinson@citi.com

with a copy to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Office of General Counsel

(c)	in the case of the Issuer, to:

OneMain Financial Issuance Trust 2014-2

c/o Wilmington Trust, National Association, as Owner Trustee

Rodney Square North

1100 North Market Street

Wilmington, Delaware 19890

Attention: Corporate Trust Administration

Email address: OMFIT.2014-2@citi.com

with a copy to the Administrator:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Oona Robinson

Tel: (410) 332-7723

oona.robinson@citi.com

with a copy to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Office of General Counsel

(d)	in the case of the Depositor, to:

OneMain Financial Funding II, LLC

300 St. Paul Place

BSP15

Baltimore, MD 21202

Telephone: (410) 332-2964

OMF.FundingII.LLC@citi.com

with a copy to:

OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Attention: Office of General Counsel

(e)	in the case of the Indenture Trustee, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Telephone: (612) 667-7181

Facsimile Number: (612) 667-3464

(f)	in the case of the Issuer Loan Trustee, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Telephone: (612) 667-7181

Facsimile: (612) 667-3464

marianna.c.stershic@wellsfargo.com

(g)	in the case of the Back-up Servicer, to:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services/Structured Products Services

Sixth Street and Marquette Avenue

MAC N9311-161

Minneapolis, Minnesota 55479

Telephone: (612) 667-7181

Facsimile: (612) 667-3464

marianna.c.stershic@wellsfargo.com

(h)	in the case of notice to a Rating Agency, at the following addresses:

Standard & Poor’s Ratings Services

55 Water Street, 41st Floor

New York, NY 10041

Attention: Timothy Bartl

Email address: structuredcreditreports@sandp.com

and

DBRS, Inc.

140 Broadway, 35th Floor

New York, NY 10005

Attention: Eric Rapp

Email address: erapp@dbrs.com,

or at such other address as shall be designated by such party in a written notice to the other parties. Where this Agreement provides for notice or delivery of documents to the Rating Agency, failure to give such notice or deliver such documents shall not affect any other rights or obligations created hereunder.

Section 12. Limited Recourse.

(a) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Issuer as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Issuer is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Issuer by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Issuer contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Issuer. Notwithstanding any provisions contained in this Agreement to the contrary, the Issuer shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement other than in accordance with the order of priorities set forth in Section 8.06 of the Indenture. Any amount which the Issuer does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against, or obligation of, the Issuer for any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

(b) Notwithstanding anything to the contrary contained herein, no recourse under or with respect to any obligation, covenant or agreement of the Depositor as contained in this Agreement or any of the other Transaction Documents or any other agreement, instrument or document to which the Depositor is a party shall be had against any incorporator, stockholder, affiliate, officer, employee or director of the Depositor by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Depositor contained in this Agreement and all other agreements, instruments and documents entered into pursuant hereto or in connection herewith are, in each case, solely corporate obligations of the Depositor. Notwithstanding any provisions contained in this Agreement to the contrary, the Depositor shall not, and shall not be obligated to, pay any fees, costs, indemnified amounts or expenses due pursuant to this Agreement until payment in full of all amounts that the Depositor is obligated to deposit in the Collection Account and the Principal Distribution Account pursuant to the Loan Purchase Agreement or the Sale and Servicing Agreement; provided, however, that the Noteholders shall be entitled to the benefits of the subordination of the Collections allocable to the Trust Certificate to the extent provided in the Indenture. Any amount which the Depositor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in §101 of the United States Bankruptcy Reform Act of 1978 (11 U.S.C. §101, et seq.), as amended from time to time) against, or obligation of the Depositor for, any such insufficiency unless and until funds are available for the payment of such amounts as aforesaid.

(c) The parties hereto agree that the provisions of this Section 12 shall survive the resignation or removal of any such party to this Agreement and the termination of this Agreement.

Section 13. No Bankruptcy Petition.

(a) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Custodian, the Servicer, the Depositor, the Back-up Servicer, the Issuer Loan Trustee and the Indenture Trustee agrees that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the Issuer to file, commence, join, or acquiesce in a petition or proceeding, that causes (i) the Issuer to be a debtor under any Debtor Relief Law or (ii) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the Issuer or any substantial part of its property.

(b) To the fullest extent permitted by law and notwithstanding any prior termination of this Agreement, each of the Custodian, the Servicer, the Issuer, the Back-up Servicer, the Issuer Loan Trustee and the Indenture Trustee agrees that it shall not file, commence, join, or acquiesce in a petition or proceeding, or cause the Depositor to file, commence, join, or acquiesce in a petition or proceeding, that causes (i) the Depositor to be a debtor under any Debtor Relief Law or (ii) a trustee, conservator, receiver, liquidator, or similar official to be appointed for the Depositor or any substantial part of its property.

(c) The parties hereto agree that the provisions of this Section 13 shall survive the resignation or removal of any such party to this Agreement and the termination of this Agreement.

Section 14. Definitions. Certain capitalized terms in this Agreement are defined in, and shall have the respective meanings assigned to them in, Schedule II to the Sale and Servicing Agreement (the “Definitions Schedule”). The rules of construction set forth in Part B of the Definitions Schedule shall be applicable to this Agreement. In addition, with respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other gender; references to “writing” include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include schedules and exhibits thereto and all subsequent amendments, modifications and changes thereto or therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the terms “include” or “including” mean “include without limitation” or “including without limitation.”

Section 15. Confidentiality. The Custodian acknowledges that the Loan Notes contain “personally identifiable information” and information which the Servicer, the Subservicers and the Indenture Trustee deem “confidential,” “proprietary” and “secret.” The Custodian shall hold, and shall at all times ensure that its employees and agents hold, in confidence all information contained in the Loan Notes, and will prevent (a) the disclosure by it or its agents or employees to others of any such proprietary, confidential or secret information of the Indenture Trustee, the Servicer, the Subservicers and the Loan Obligors of the Loans or (b) the use of such information other than for the purposes set forth herein, unless authorized to do so in writing by the Indenture Trustee, the Servicer and the Subservicers.

Section 16. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 17. Counterparts. For the purpose of facilitating its execution and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute but one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 18. Back-up Servicer. It is expressly understood that the Back-up Servicer is a signatory hereto in the event it becomes the Servicer pursuant to the terms and conditions of the Indenture and shall have no duties or obligations with respect to this Agreement until such time.

Section 19. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 20. Business Continuity Plan. The Custodian will maintain and, upon request, provide to the Servicer a disaster recovery plan in support of the processing and related functions it performs for the Servicer under this Agreement.

Section 21. Regulatory Inquiries. Each of the Custodian and the Servicer agrees to (a) provide access to the Loan Notes and related documentation in its possession for inspection by governmental regulatory agencies and (b) assist in the preparation of any routine reports required by regulatory bodies, if any.

Section 22. Assignment. Except as otherwise provided herein, this Agreement may not be assigned by any party without the prior written consent of the remaining parties.

Section 23. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust, National Association (“Wilmington Trust”), not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust, individually or personally, to perform any covenant, either expressed or implied, as contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Wilmington Trust has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall Wilmington Trust be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

Section 24. Custodian Acknowledgment. The Custodian covenants and warrants to the Issuer and the Indenture Trustee and agrees that (a) as of the date of delivery of any Loan Note, in its capacity as Custodian hereunder, the Custodian holds no adverse interest, by way of security or otherwise, in any Loan or Loan Agreement and (b) the execution of this Agreement and the custodial relationship hereunder does not create any interest, by way of security or otherwise, of the Custodian, in its capacity as Custodian hereunder, in or to any Loan or Loan Agreement, other than the Custodian’s express rights as Custodian hereunder.

[Remainder of page intentionally left blank]

WELLS FARGO BANK, N.A., as Custodian

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

WELLS FARGO BANK, N.A., as Indenture Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

WELLS FARGO BANK, N.A., as Back-up Servicer

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

WELLS FARGO BANK, N.A., not in its individual capacity, but solely as Issuer Loan Trustee

By:	/s/ Marianna C. Stershic
	Name:	Marianna C. Stershic
	Title:	Vice President

[Signature Page to Custodian Agreement (OMF 2014-2)]

ONEMAIN FINANCIAL, INC., as Servicer

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

ONEMAIN FINANCIAL FUNDING II, LLC, as Depositor

By:	/s/ Oona Robinson
	Name:	Oona Robinson
	Title:	Vice President & Assistant Treasurer

[Signature Page to Custodian Agreement (OMF 2014-2)]

ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2, as Issuer

By:	WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee of the Issuer

By:	/s/ Rachel L. Simpson
	Name:	Rachel L. Simpson
	Title:	Assistant Vice President

[Signature Page to Custodian Agreement (OMF 2014-2)]

EXHIBIT A-1

FORM OF INITIAL CUSTODIAN’S ACKNOWLEDGMENT;

FORM OF POST-CLOSING CUSTODIAN’S ACKNOWLEDGMENT

To: OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Fax: [                    ]

Reference is made to the Custodian Agreement, dated as of [July 30/August 29], 2014 (the “Custodian Agreement”), among ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2, as Issuer, ONEMAIN FINANCIAL, INC., as Servicer (in such capacity the “Servicer”), ONEMAIN FINANCIAL FUNDING II, LLC, as Depositor, and WELLS FARGO BANK, N.A., as Issuer Loan Trustee, Custodian, Indenture Trustee and Back-up Servicer. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Custodian Agreement.

The undersigned does hereby confirm to the Servicer that, [as of the Closing Date/as of the Post-Closing Delivery Date], (i) the undersigned has received each of the Loan Notes described on Schedule I attached hereto and (ii) it has not received the Loan Notes listed on the most recent Loan Schedule provided by the Servicer to the Custodian that are described on Schedule II attached hereto and (iii) it has cited the exceptions described on Schedule III attached hereto.

Date:

Very truly yours,

WELLS FARGO BANK, N.A., as Custodian

By
Name:
Title:

SCHEDULE I

LOAN NOTES RECEIVED

(To be attached to Custodian’s Acknowledgment)

SCHEDULE II

LOAN NOTES NOT RECEIVED

(To be attached to Custodian’s Acknowledgment)

SCHEDULE III

EXCEPTIONS

(To be attached to Custodian’s Acknowledgment)

EXHIBIT A-2

FORM OF SUBSEQUENT CUSTODIAN’S ACKNOWLEDGMENT

To: OneMain Financial, Inc.

300 St. Paul Place

Baltimore, MD 21202

Fax: [                    ]

Reference is made to the Custodian Agreement, dated as of [—], 201[—] (the “Custodian Agreement”), among ONEMAIN FINANCIAL ISSUANCE TRUST 2014-2, as Issuer, ONEMAIN FINANCIAL, INC., as Servicer (in such capacity the “Servicer”), ONEMAIN FINANCIAL FUNDING II, LLC, as Depositor, and WELLS FARGO BANK, N.A., as Issuer Loan Trustee, Custodian, Indenture Trustee and Back-up Servicer. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Custodian Agreement.

The undersigned does hereby confirm to the Servicer that, since the date of the Post-Closing Custodian’s Acknowledgment or the last Subsequent Custodian’s Acknowledgment, as the case may be, (i) the undersigned has received each of the Loan Notes described on Schedule I attached hereto and (ii) it has not received the Loan Notes listed on the most recent Loan Schedule provided by the Servicer to the Custodian that are described on Schedule II attached hereto.

Date:

Very truly yours,

WELLS FARGO BANK, N.A., as Custodian

By
Name:
Title:

SCHEDULE I

LOAN NOTES RECEIVED

(to be attached to Custodian’s Acknowledgment)

SCHEDULE II

LOAN NOTES NOT RECEIVED

(to be attached to Custodian’s Acknowledgment)

EXHIBIT B

FORM OF RELEASE DIRECTION

To:	Wells Fargo ABS Custody Vault
1055 10th Avenue SE
MAC N9401-011
Minneapolis, Minnesota 55414

Re:	Custodian Agreement - Release Direction

Reference is made to the Custodian Agreement, dated as of July 30, 2014 (the “Custodian Agreement”), among Wells Fargo Bank, N.A., as Custodian, OneMain Financial, Inc., as Servicer, OneMain Financial Funding II, LLC, as Depositor and Wells Fargo Bank, N.A., as Indenture Trustee, Issuer Loan Trustee and Back-up Servicer. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Custodian Agreement.

In connection with the administration of the Loan Notes held by you as the Custodian on behalf of the Servicer, the undersigned authorized person requests the release of the Loan Notes described below, for the following reason:

.

By checking the box below, the undersigned certifies that all of the Loan Notes described below are either Montana Loan Notes or Minnesota Loan Notes, each to be accorded treatment in accordance with Section 3(c) of the Custodian Agreement [check if Montana Loan Notes or Minnesota Loan Notes]:

☐ This Release Request relates only to Montana Loan Notes or Minnesota Loan Notes.

Deliver to:

The Loan Notes to be released under this Release Direction are those indicated on the electronic data file delivered contemporaneously with this Release Direction.

ONEMAIN FINANCIAL, INC., as Servicer

Servicer’s Authorized Requestor:

Name:
Title:
Date:

(Electronic signature on file)

EXHIBIT C

Custodian Fee Schedule

New File Receipt: Per file; file quality check of data elements against master data provided by OneMain Financial and reinstatement of released files	$2.50
File Release/Rejected Release requests (to four or less locations): Per file or document; excludes shipping expense	$2.00
File Release/Rejected Release requests (sent to individual offices): Per file or document; excludes shipping expense	$4.50
Rush Release request: Per file or document released on a rush request	$4.00
Trailing Documents: Per document; includes filing of documents in the file	$1.00
Monthly Safekeeping: An annual per file fee charged monthly ($.15 per month)	$1.80
File Pull (if necessary): Per file	$1.00
File Folder (if necessary): Per file, with label	$1.25
Document Copies or Images (if necessary): Per page document or image fee	$1.00
Inter-filing fee (if necessary): Per file; assumes the receipt of loan files in loan number order	$0.50

C-1

EXHIBIT D

D-1

AUTHORIZED PERSONS

NAME		EMAIL	SIGNATURE
1.	Patricia Cosgrove		/s/ Patricia Cosgrove

2.	Scott Prather		/s/ Scott Prather

3.	Oona Robinson		/s/ Oona Robinson

4.	Paige Burton		/s/ Paige Burton

5.	Julie Levi		/s/ Julie Levi

6.	Gale Ressler		/s/ Gale Ressler

7.	Jody Anderson		/s/ Jody Anderson

8.	Michael Brennan		/s/ Michael Brennan

9.	Drew Tanenbaum		/s/ Drew Tanenbaum

10.	Justin Krawlzik		/s/ Justin Krawlzik

11.	Darin Messick		/s/ Darin Messick

[Signature Page to Custodian Agreement (OMF 2014-2)] - Exhibit D

APPENDIX I

STATEMENT OF WORK

Section 1.	Delivery of the Loan Notes

Reference is made to the Custodian Agreement, dated as of July 30, 2014 (the “Custodian Agreement”), among Wells Fargo Bank, N.A., as Custodian, OneMain Financial, Inc., as Servicer, OneMain Financial Funding II, LLC, as Depositor and Wells Fargo Bank, N.A., as Indenture Trustee, Issuer Loan Trustee and Back-up Servicer. Defined terms used herein and not otherwise defined shall have the meanings specified in the Custodian Agreement.

An Obligor will execute a Loan Note in connection with the related Loan, and the Servicer shall send such Loan Note to the Custodian to be held by the Custodian pursuant to the Custodian Agreement. The Servicer expects to send Loan Notes to the Custodian from time to time pursuant to the Custodian Agreement. The Servicer shall provide each Loan Note in a legal file folder containing a bar coded cover sheet, the original Loan Note, and any other documents delivered to Custodian with such Loan Note stapled in the top left corner. In connection with the delivery of Loan Notes representing Initial Loans by the Servicer to the Custodian on the Closing Date, the Custodian will deliver an initial custodian’s acknowledgment substantially in the form of Exhibit A-1 to the Custodian Agreement as required pursuant to the Custodian Agreement (the “Initial Custodian’s Acknowledgment”). In connection with the delivery of Loan Notes representing Initial Loans and Additional Loans by the Servicer to the Custodian on or prior to the Post-Closing Delivery Date, the Custodian will deliver a post-closing custodian’s acknowledgment substantially in the form of Exhibit A-1 to the Custodian Agreement as required pursuant to the Custodian Agreement (the “Posting-Closing Custodian’s Acknowledgment”). In connection with the delivery of Loan Notes representing Additional Loans by the Servicer to the Custodian from time to time following the Closing Date, the Custodian will deliver a subsequent custodian’s acknowledgment substantially in the form of Exhibit A-2 to the Custodian Agreement (the “Subsequent Custodian’s Acknowledgment”), as and when provided for in the Custodian Agreement.

Section 2.	Certification

The Custodian shall examine each Loan Note to certify the items (1) through (10) listed below, and as applicable, to report any exceptions to these certifications.

1.	First 5 (five) Characters of the Borrower(s) Last Name

2.	Account Number

3.	Date of Loan Note

4.	Total of Payments

5.	Annual Percentage Rate (APR) with an acceptable variance of 1/100th

6.	Amount of Standard Payment

7.	Number of Payments

8.	All pages of the Loan Note are present

1

9.	Confirmation of a borrower’s original signature

10.	For all Illinois Loan Notes, confirmation of an executed and completed Note Allonge and the inclusion of a Hypothecation Endorsement

The Custodian shall examine any trailing documents prior to issuance of the Initial Custodian’s Acknowledgment, each Posting-Closing Custodian’s Acknowledgment and each Subsequent Custodian’s Acknowledgment.

Section 3.	Release

The Servicer may direct the Custodian to release Loan Notes pursuant to the terms of Section 3(c) of the Custodian Agreement. The Servicer shall establish an account with a national overnight carrier to facilitate the return of the Loan Notes.

Section 4.	Copies of Documents

Upon the request of the Servicer, the Custodian shall provide the Servicer with copies of any Loan Notes within three (3) business days after request therefor; provided that, if more than 100 pages are requested by the Servicer on any Business Day, the Custodian shall have such amount of additional time as reasonably required by the Custodian to comply with such request (such additional amount of time to be reasonably agreed to between the Servicer and the Custodian).

Section 5.	Reporting

The Custodian shall make available to the Servicer on a daily basis status reports containing the information mutually agreed upon by the Custodian and the Servicer as of the date of the Custodian Agreement; provided that the information to be provided in such reports may be modified, amended or supplemented upon mutual agreement of the Servicer and the Custodian from time to time thereafter. The Custodian shall provide the information and reports to the Servicer as may be required under the Custodian Agreement and such additional information and reports at such times and in such a manner as may be mutually agreed to between the Servicer and the Custodian. Following the Closing Date, the Servicer, acting for itself and on behalf of the Subservicers, may notify the Custodian in writing that daily reporting of information relating to the Loan Notes is no longer necessary. Upon any such notification from the Servicer, the Custodian shall provide future reports to the Servicer as agreed between the Servicer and the Custodian at such time. The Custodian shall make available to the Servicer within two Business Days after the end of each calendar month an Officer’s Certificate containing an inventory report detailing accounts on hand, accounts released within the last 90 days and a cumulative exception report.

2